UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

June 18, 2025
Date of Report (Date of Earliest Event Reported)

HP Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 Page Mill Road,	Palo Alto,	California	94304
(Address of principal executive offices)			(Zip code)
(650) 857-1501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPQ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.              ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On June 18, 2025, Stephanie Liebman notified HP Inc. (“HP”) that she will be leaving HP to pursue an outside opportunity, effective September 12, 2025.  Ms. Liebman will step down as Global Controller effective upon the appointment of her successor, as noted below.

(c) On June 18, 2025, HP appointed Manpreet S. Grewal as Chief Accounting Officer and Global Controller, effective July 14, 2025. Mr. Grewal, age 46, has served as Vice President, Controller & Chief Accounting Officer at United States Steel Corporation, a provider of steel products and solutions to various industries, since March 2020.  Prior to U.S. Steel, Mr. Grewal served as Vice President, Controller and Chief Accounting Officer at Covanta, a renewable energy and waste management company, from 2017 to March 2020.  Mr. Grewal will receive salary, annual incentive awards, and long-term incentive awards, and will participate in other compensation and benefit programs, at levels consistent with his position and scope of responsibility.

There are no arrangements or understandings between Mr. Grewal and any other persons pursuant to which Mr. Grewal was appointed.  Mr. Grewal has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 18, 2025, HP’s Board of Directors adopted amendments to HP’s amended and restated bylaws (the “Bylaws”).  The amendments, described below, and amended and restated Bylaws, are effective immediately.

The amendments to the Bylaws amend Section 7.1 – Maintenance and Inspection of Records and Section 7.2 – Inspection of Directors, which provided, in relevant part, the rights of stockholders and directors to inspect HP’s books and records and related procedures.  The amendments replace the text set forth in such sections with statements that stockholders and directors, as applicable, shall be entitled to the inspection rights provided by Section 220 of the General Corporation Law of the State of Delaware (the “DGCL”).  The amendments are intended to make these provisions consistent with recent amendments to the DGCL.

This summary does not purport to be complete and is qualified in its entirety by reference to the text of the Amended and Restated Bylaws. The Amended and Restated Bylaws are included in Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
3.1	Amended and Restated Bylaws of HP Inc.
104	Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HP Inc.

DATE: June 25, 2025	By:	/s/ RICK HANSEN
	Name:	Rick Hansen
	Title:	SVP, Deputy General Counsel – Corporate, and Corporate Secretary